Exhibit 8.1

Our principal subsidiaries as of December 31, 2015, are listed below. All other subsidiaries, if considered in the aggregate, would not constitute a significant subsidiary under Rule 1-02(w) of Regulation S-X.

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED
United States
Added Value LLC	California
AKQA, Inc.	California
Mirum, Inc.	California
Possible Worldwide, LLC	California
141 Worldwide Boomerang LLC	Delaware
AKQA Corporation	Delaware
Benenson Strategy Group, LLC	Delaware
Bottle Rocket LLC	Delaware
Bridge Worldwide LLC	Delaware
Burson-Marsteller, LLC	Delaware
Catalyst Online LLC	Delaware
DynamicLogic, LLC	Delaware
effectiveUI, Inc.	Delaware
Glover Park Group, LLC	Delaware
Grey Global Group LLC	Delaware
Group M Worldwide, LLC	Delaware
Hill & Knowlton Strategies LLC	Delaware
International Meetings & Science LLC	Delaware
J. Walter Thompson Company LLC	Delaware
J. Walter Thompson U.S.A., LLC	Delaware
Kantar Health LLC	Delaware
Kantar Retail, LLC	Delaware
KBM Group LLC	Delaware
Landor, LLC	Delaware
Lightspeed, LLC	Delaware
Marketing and Planning Systems LLC	Delaware
Maxus Communications LLC	Delaware
Mediacom Worldwide LLC	Delaware
Mediaedge:cia, LLC	Delaware
Metavision Media, LLC	Delaware
Millward Brown, LLC	Delaware
Ogilvy CommonHealth Market Access, LLC	Delaware

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED
Ogilvy CommonHealth Worldwide LLC	Delaware
Ogilvy Healthworld, LLC	Delaware
Ogilvy Public Relations Worldwide Inc.	Delaware
OgilvyOne, LLC	Delaware
Penn, Schoen & Berland Associates, LLC	Delaware
PERQ HCI LLC	Delaware
Possible Mobile, LLC	Delaware
Rasor Holdings LLC	Delaware
Red Fuse New York, LLC	Delaware
Rockfish Interactive LLC	Delaware
Sudler & Hennessey, LLC	Delaware
Swift Possible, LLC	Delaware
TeamDetroit LLC	Delaware
Team Garage LLC	Delaware
The Lacek Group LLC	Delaware
WPP Group USA, Inc	Delaware
WPP Dotcom Holdings (One) LLC	Delaware
WPP Group U.S. Finance LLC	Delaware
WPPIH 2001, Inc	Delaware
Wunderman Data Management, LLC	Delaware
Xaxis US, LLC	Delaware
Xaxis, Inc.	Delaware
Young & Rubicam Inc.	Delaware
Reese Communications, Inc.	District of Columbia
VML, Inc.	Missouri
Wunderman Worldwide, LLC	Nevada
Compas, Inc.	New Jersey
Geometry Global LLC	New York
GHG GreyHealth Group LLC	New York
Mindshare USA, LLC	New York
The Ogilvy Group, LLC	New York
TNS US, LLC	Pennsylvania
Public Strategies, Inc.	Texas

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED
Non-US
MindShare Argentina S.A.	Argentina
GroupM Communications Pty Ltd	Australia
M Media Group Pty Ltd	Australia
Mediaedge:cia Pty Ltd	Australia
Mediacom Australia Pty Limited	Australia
‘Mediacom’ Agentur für Media-Beratung, -Planung, -Forschung und -Einkauf Gesellschaft m.b.H.	Austria
J Walter Thompson Middle East and North Africa E.C.	Bahrain
Mediacom Middle East & North Africa Holding W.L.L.	Bahrain
IBOPE Participações Ltda.	Brazil
J Walter Thompson Publicidade Ltda	Brazil
Newdesign Participações Ltda	Brazil
Ogilvy & Mather Brasil Comunicação Ltda	Brazil
WPP Kantar Participações Ltda.	Brazil
Blast Radius Inc.	Canada
Media Buying Services ULC	Canada
MindShare Canada	Canada
Taxi, Inc.	Canada
WPP Group Canada Finance, Inc.	Canada
The Young & Rubicam Group of Companies ULC	Canada
Always (Shanghai) Marketing Services Co Ltd	China
Beijing Benpao Century Technology Delevoplement Co.,Ltd.	China
GroupM (Shanghai) Advertising Co. Ltd	China
GroupM Market Advertising Co. Ltd.	China
Guangzhou Dawson Marketing Communication Co. Ltd	China
J.Walter Thompson Bridge Advertising Co. Ltd.	China
Kinetic Advertising (Shanghai) Co. Ltd	China
Millward Brown ACSR Co. Ltd	China
Neo@ogilvy	China
Shanghai Ogilvy & Mather Advertising Ltd	China
Sinotrust International Information & Consulting (Beijing) Co. Ltd.	China
MAXUS Czech Republic s.r.o.	Czech Republic
MediaCom Praha s.r.o.	Czech Republic
Millward Brown Denmark ApS	Denmark
CB Associees SAS	France
Screenbase SAS	France

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED
Kantar SAS	France
KR MEDIA France SAS	France
Mediacom Paris SA	France
Mediaedge:CIA France SAS	France
Poster Conseil SAS	France
Sofres Asia Pacific SAS	France
Taylor Nelson Sofres SAS	France
Advanced Techniques Group (ATG) GmbH	Germany
Commarco GmbH 120274	Germany
Concept! Venture GmbH	Germany
GREY Düsseldorf GmbH	Germany
GroupM Competence Center GmbH	Germany
Hirschen Group GmbH	Germany
MEC GmbH	Germany
MediaCom Agentur für Media-Beratung GmbH	Germany
MediaCom Interaction GmbH	Germany
Syzygy AG	Germany
TNS Infratest GmbH	Germany
WPP Deutschland Holding GmbH & Co. KG	Germany
WPP Media Holdings GmbH	Germany
WPP Service GmbH	Germany
Young & Rubicam Group Germany GmbH	Germany
BATES CHINA LIMITED	Hong Kong
Maxus Communications Limited (Hong Kong)	Hong Kong
MEDIACOM COMMUNICATIONS LIMITED	Hong Kong
MindShare Communications Limited	Hong Kong
MindShare Hong Kong Limited	Hong Kong
WPP Marketing Communications (Hong Kong) Limited	Hong Kong
GroupM Media India Pvt Ltd	India
Hindustan Thompson Associates Private Limited	India
Mediaedge:cia India Pvt Ltd	India
Ogilvy & Mather Pvt Ltd	India
TNS India Private Limited	India
FAST Srl	Italy
GroupM Srl	Italy
Maxus Srl	Italy
Media Club SpA	Italy
Mediacom Italia Srl	Italy
Xtel Srl	Italy
WPP Scangroup Limited	Kenya
WPP Luxembourg Europe SARL	Luxembourg

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED
WPP Luxembourg Gamma Sarl	Luxembourg
WPP Luxembourg Gamma Three Sarl	Luxembourg
WPP Luxembourg Sarl	Luxembourg
WPP Marketing Communications (Malaysia) Sdn Bhd	Malaysia
MindShare de México, S.A. de C.V.	Mexico
Mirum, S.A. de C.V.	Mexico
The Media Edge, S. de R.L. de C.V.	Mexico
Worldwide Mediacom México, S.A. de C.V.	Mexico
WPP México, S. de R.L. de C.V.	Mexico
Berkeley Square Holding BV	Netherlands
Dolphin Square Holding B.V.	Netherlands
GroupM B.V.	Netherlands
Lightspeed Research B.V.	Netherlands
MediaCom B.V.	Netherlands
Russell Square Holding BV	Netherlands
Team Holdings Curacao N.V.	Netherlands
UFO Centrum BV	Netherlands
WPP Marketing Communications Germany B.V.	Netherlands
Taylor Nelson Sofres BV	Netherlands
WPP Purgos Two B.V.	Netherlands
MediaCom AS (Norway)	Norway
GroupM Pakistan (Private) Ltd	Pakistan
Memac Ogilvy & Mather Holding Inc.	Panama
MEC Sp.z.o.o	Poland
MediaCom - Warszawa Sp.z.o.o.	Poland
JWT Adventure Co Ltd	Republic of Korea
Taylor Nelson Sofres Korea Ltd	Republic of Korea
Diamond Ogilvy Ltd	Republic of Korea
LLC ‘GroupM’	Russia
LLC ‘Mindshare’	Russia
LLC ‘MEC’	Russia
Mindshare For Advertising and Promotion Company L.L.C	Saudi Arabia
GroupM Singapore Pte Ltd	Singapore
J Walter Thompson (Singapore) Pte Ltd	Singapore
Redworks (Singapore) Pte Ltd	Singapore
Scotts Road Management Services LLP	Singapore
MindShare South Africa (Proprietary) Limited	South Africa
GroupM Publicidad Worldwide SA	Spain
MEC Publicidad Iberia SL	Spain
Mediacom Iberia SA	Spain
Mindshare Spain SA	Spain
WPP Holdings Spain, S.L.	Spain
Mediacom AG	Switzerland

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED
Mediaedge:cia Taiwan Ltd	Taiwan
WPP (Thailand) Ltd	Thailand
MEC Ýletiþim Planlama Hizmetleri Limited Þirketi	Turkey
MediaCom Istanbul Medya Hizmetleri A.S.	Turkey
Mindshare Medya Hizmetleri A.S.	Turkey
CB’a Memac FZ LLC	United Arab Emirates
Mindshare Advertising LLC	United Arab Emirates
Added Value Limited	United Kingdom
AKQA Limited	United Kingdom
Bisqit Design Limited	United Kingdom
Chi & Partners Limited	United Kingdom
Cognifide Limited	United Kingdom
Cordiant Communications Group Limited	United Kingdom
Dialogue Marketing Partnership Limited	United Kingdom
EffectiveBrands Limited	United Kingdom
Enduring Organisation	United Kingdom
Enduring Organisation Three	United Kingdom
Enduring Organisation Two	United Kingdom
Essence Digital Group Limited	United Kingdom
Flexible Organisation	United Kingdom
G2 Branding and Design Limited	United Kingdom
Grey London Limited	United Kingdom
GroupM Entertainment Limited	United Kingdom
GROUPM UK Ltd	United Kingdom
Hogarth Worldwide Limited	United Kingdom
J. Walter Thompson Group Limited	United Kingdom
Kantar Media UK Ltd	United Kingdom
Kinetic Worldwide Limited	United Kingdom
Lightspeed Research Ltd	United Kingdom
Maxus Communications (UK) Limited	United Kingdom
MediaCom Group Limited	United Kingdom
Mediacom North Limited	United Kingdom
Mediaedge:cia International Limited	United Kingdom
Mediaedge:CIA UK Limited	United Kingdom
Mediaedge:CIA Worldwide Limited	United Kingdom
Millward Brown UK Limited	United Kingdom
Mindshare Media UK Limited	United Kingdom
Mortimer Square Limited	United Kingdom
MSIX Communications Limited	United Kingdom
Newcrosse Limited	United Kingdom
Ogilvy & Mather Group (Holdings) Limited	United Kingdom
Ogilvyone Worldwide Limited (UK)	United Kingdom
Outrider Limited	United Kingdom
Prophaven Limited	United Kingdom

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED
Research International Group Limited	United Kingdom
RLM Finsbury Limited	United Kingdom
Salmon Limited	United Kingdom
SCI Scientific Communications and Information UK Ltd	United Kingdom
Stickleback Limited	United Kingdom
The Brand Union Ltd	United Kingdom
TNS Group Holdings Limited	United Kingdom
TNS UK Limited	United Kingdom
WPP 2005 Limited	United Kingdom
WPP AMC Holdings	United Kingdom
WPP Finance Co. Limited	United Kingdom

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED
WPP Group (UK) Ltd	United Kingdom
WPP Investments Limited	United Kingdom
WPP Jubilee Limited	United Kingdom
WPP No. 2337 Limited	United Kingdom
WPP Pearls Limited	United Kingdom
WPP Sparkle Limited	United Kingdom
WPP Unicorn Limited	United Kingdom
Xaxis Technology Limited	United Kingdom
Young & Rubicam Group Limited	United Kingdom
Young & Rubicam Holdings (UK) Limited	United Kingdom
Young & Rubicam Inc.	United Kingdom
WPP Media Ltd	Vietnam

4